UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 26, 2023

LAMAR ADVERTISING COMPANY
LAMAR MEDIA CORP.
(Exact name of registrants as specified in its charter)

Delaware	1-36756	47-0961620
Delaware	1-12407	72-1205791
(States or other jurisdictions of incorporation)	(Commission File Numbers)	(IRS Employer Identification Nos.)
5321 Corporate Boulevard, Baton Rouge, Louisiana 70808
(Address of principal executive offices and zip code)
(225)
926-1000
(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Lamar Advertising Company securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.001 par value	LAMR	The NASDAQ Stock Market, LLC
Lamar Media Corp. securities registered pursuant to Section 12(b) of the Act: none
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule
12b-2
of the Securities Exchange Act of 1934 (17 CFR
§240.12b-2).

Lamar Advertising Company	Emerging growth company ☐

Lamar Media Corp.	Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
Lamar Advertising Company  ☐
Lamar Media Corp.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.
On April 26, 2023, Lamar Advertising Company’s (the “
Company
”) direct wholly owned subsidiary Lamar Media Corp. (“
Lamar Media
”) entered into Amendment No. 3, dated as of April 26, 2023 (the “
Amendment
”), to the Fourth Amended and Restated Credit Agreement dated February 6, 2020, by and among Lamar Media, as Borrower, the Company, Lamar Media’s subsidiary guarantors party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent and certain lenders from time to time party thereto (such agreement, as amended, the “
Credit Agreement
”). Capitalized terms not defined herein shall have the meanings set forth in the Credit Agreement.
The Amendment replaces the London Interbank Offered Rate as administered by the ICE Benchmark Administration with Term SOFR (as defined in the Credit Agreement) as a successor rate, as set forth in the Credit Agreement. All other material terms and conditions of the Credit Agreement remain unchanged by the Amendment.
The description above is qualified in its entirety by the Amendment filed as Exhibit 10.1 to this Current Report on
Form 8-K
and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

10.1	Amendment No. 3, dated as of April 26, 2023 to the Fourth Amended and Restated Credit Agreement dated February 6, 2020, by and among Lamar Media, as Borrower, the Company, Lamar Media’s subsidiary guarantors party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent and certain lenders from time to time party thereto.

104	Cover Page Interactive Data File - (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: May 2, 2023	LAMAR ADVERTISING COMPANY

	By:	/s/ Jay L. Johnson
Jay L. Johnson
Executive Vice President, Chief Financial Officer, and Treasurer

Date: May 2, 2023	LAMAR MEDIA CORP.

	By:	/s/ Jay L. Johnson
Jay L. Johnson
Executive Vice President, Chief Financial Officer, and Treasurer